Elicio Therapeutics Secures $10 Million in Financing Funding expected to support operations into Q1 2026. Anticipated AMPLIFY-7P Phase 2 interim analysis expected in Q3 2025. BOSTON, June 4, 2025 — Elicio Therapeutics, Inc. (Nasdaq: ELTX, “Elicio” or the “Company”), a clinical-stage biotechnology company developing a pipeline of novel immunotherapies for the treatment of cancer, today announced that it has entered a $10 million senior secured promissory note (the “Note”) with existing investor, GKCC, LLC (“Note Holder” or “GKCC”) (the “Note Financing”). The proceeds from the Note Financing, together with Elicio’s current cash and cash equivalents, are expected to support Elicio’s operations into the first quarter of 2026, beyond the anticipated AMPLIFY-7P Phase 2 interim analysis expected in the third quarter of 2025. The Company received gross proceeds of $10 million in the Note Financing. The Note bears an interest rate of up to 12.5%, and matures on June 3, 2028. It includes a 24-month interest-only period, and interest accrued during the first 12 months is payable in a lump sum beginning on the thirteenth month after closing. In connection with the Note Financing, the Company also issued the Note Holder warrants to purchase an aggregate of 103,225 shares of Elicio’s common stock with an exercise price of $7.75 per share. The warrants are immediately exercisable and will expire five years from the date of issuance. “This transaction immediately strengthens our balance sheet extending our cash runway into Q1 2026 and beyond the anticipated AMPLIFY-7P Phase 2 interim analysis in pancreatic ductal adenocarcinoma (“PDAC”) for ELI-002 in Q3 2025,” commented Robert Connelly, Chief Executive Officer of Elicio. "Importantly, this financing provides us with the flexibility to execute on multiple near-term key corporate and business development initiatives, and we are extremely pleased to have the ongoing support of a strong partner like GKCC.” “To this end, we are seeing robust interest from clinical investigators in potentially evaluating ELI-002 in combination regimens for PDAC and colorectal cancer, and we look forward to exploring these opportunities,” continued Mr. Connelly. “Based on the Phase 1 data generated to date, we believe ELI-002 represents a potentially transformative approach in the treatment of mKRAS-driven tumors, and view the upcoming randomized interim data readout in PDAC as a critical validating opportunity for our AMP platform.” Elicio Therapeutics, Inc. (Nasdaq: ELTX) is a clinical-stage biotechnology company advancing novel immunotherapies for the treatment of high-prevalence cancers, including mKRAS-positive pancreatic and colorectal cancers. Elicio intends to build on recent clinical successes in the personalized cancer vaccine space to develop effective, off-the-

shelf vaccines. Elicio’s Amphiphile (“AMP”) technology aims to enhance the education, activation and amplification of cancer-specific T cells relative to conventional vaccination strategies, with the goal of promoting durable cancer immunosurveillance in patients. Elicio’s ELI-002 lead program is an off-the-shelf vaccine candidate targeting the most common KRAS mutations, which drive approximately 25% of all solid tumors. Off-the-shelf vaccine approaches have the potential benefits of low cost, rapid commercial scale manufacturing, and rapid availability of drug to patients especially in neo-adjuvant settings and for prophylaxis in high-risk patients, contrary to personalized vaccines approaches. ELI-002 is being studied in an ongoing, randomized clinical trial in patients with mKRAS- positive pancreatic cancer who completed standard therapy but remain at high risk of relapse. ELI-002 also has been studied in patients with mKRAS-positive colorectal cancer (“CRC”) in Phase 1 studies. The updated AMPLIFY-201 Phase 1 data for PDAC and CRC was presented at the ESMO Immuno-Oncology Congress 2024 and included a 16.3-month median recurrence-free survival and 28.9-month median overall survival for the full study population. In the future, Elicio plans to expand ELI-002 to other indications including mKRAS positive lung cancer and other mKRAS positive cancers. Elicio’s pipeline includes additional off-the-shelf therapeutic cancer vaccines candidates, including ELI-007 and ELI- 008, that target BRAF-driven cancers and p53 hotspot mutations, respectively. For more information, please visit www.elicio.com. About ELI-002 Elicio’s lead product candidate, ELI-002, is a structurally novel investigational AMP cancer vaccine that targets cancers that are driven by mutations in the KRAS-gene—a prevalent driver of many human cancers. ELI-002 is comprised of two powerful components that are built with Elicio’s AMP technology consisting of AMP-modified mutant KRAS peptide antigens and ELI-004, an AMP-modified CpG oligodeoxynucleotide adjuvant that is available as an off-the-shelf subcutaneous administration. ELI-002 2P (2-peptide formulation) has been studied in the Phase 1 (AMPLIFY-201) trial in patients with high relapse risk mKRAS-driven solid tumors, following surgery and chemotherapy (NCT04853017). ELI-002 7P (7-peptide formulation) is currently being studied in a Phase 1/2 (AMPLIFY-7P) trial in patients with mKRAS-driven pancreatic cancer (NCT05726864). The ELI-002 7P formulation is designed to provide immune response coverage against seven of the most common KRAS mutations present in 25% of all solid tumors, thereby increasing the potential patient population for ELI-002. About the Amphiphile Platform Elicio’s proprietary AMP platform delivers investigational immunotherapeutics directly to the “brain center” of the immune system – the lymph nodes. Elicio believes this site-

specific delivery of disease-specific antigens, adjuvants and other immunomodulators may efficiently educate, activate and amplify critical immune cells, potentially resulting in induction and persistence of potent adaptive immunity required to treat many diseases. In preclinical models, Elicio observed lymph node-specific engagement driving therapeutic immune responses of increased magnitude, function and durability. Elicio believes its AMP lymph node-targeted approach will produce superior clinical benefits compared to immunotherapies that do not engage the lymph nodes based on preclinical studies. Elicio’s AMP platform, originally developed at the Massachusetts Institute of Technology, has broad potential in the cancer space to advance a number of development initiatives through internal activities, in-licensing arrangements or development collaborations and partnerships. The AMP platform has been shown to deliver immunotherapeutics directly to the lymph nodes by latching on to the protein albumin, found in the local injection site, as it travels to lymphatic tissue. Cautionary Note on Forward-Looking Statements Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding the sufficiency of Elicio’s current cash and cash equivalents to support operations into the first quarter of 2026, beyond the anticipated AMPLIFY-7P Phase 2 interim analysis expected in the third quarter of 2025; expectations about Elicio’s financial and operating results, including Elicio’s ability to execute on multiple near-term future corporate and business development initiatives; Elicio’s planned clinical programs, including the timing and outcome of planned clinical trials; the timing of the expected interim analysis of the Phase 2 AMPLIFY-7P clinical trial; the potential of Elicio’s product candidates, including the potential transformational approach ELI-002 could represent in the treatment of mKRAS- driven tumors; the potential impact of ELI-002 in PDAC, including the potential for Elicio’s Phase 2 AMPLIFY-7P interim analysis to be a critical validating opportunity for Elicio’s AMP platform; the potential for future expansion of ELI-002 to other indications, including in combination regimens for PDAC and colorectal cancer; the potential benefits and effectiveness of off-the-shelf vaccine approaches; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Elicio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, Elicio’s financial condition, including its anticipated cash runway, and ability to obtain the funding necessary to advance the development of ELI-002 and any other future product candidates, and Elicio’s ability to continue as a going concern; Elicio’s plans to develop and commercialize its product candidates, including ELI-002; the timing of initiation of Elicio’s planned clinical trials; the timing of the availability of data from Elicio’s clinical trials, including the interim analysis from the Phase 2 AMPLIFY-7P trial expected in the third quarter of 2025; the timing of any planned investigational new drug application or new drug application; Elicio’s plans to research, develop and commercialize its current and future product candidates; and Elicio’s estimates regarding future revenue, expenses, capital requirements and need for additional financing. New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in the Annual Report on Form 10-K filed with the SEC on March 31, 2025, under the heading “Risk Factors” and any subsequent reports and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to Elicio as of the date of this release. Elicio does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this release, except to the extent required by law. Investor Relations Contact Brian Ritchie LifeSci Advisors (212) 915-2578 britchie@lifesciadvisors.com